March 16, 2010

Supplement

SUPPLEMENT DATED MARCH 16, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS—
MORGAN STANLEY ALTERNATIVE OPPORTUNITIES FUND
Dated November 30, 2009

The section of the Prospectus entitled "Fund Summary—Investment Manager and Sub-Adviser—Portfolio Managers." is hereby deleted and replaced with the following:

The Investment Committee manages the Fund. Information about the current members of the Investment Committee jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Investment Manager	Date Began Managing Fund
Eric J. Baurmeister	Managing Director	March 2010

Theodore R. Bigman	Managing Director	August 2008

Federico L. Kaune	Managing Director	March 2010

Ruchir Sharma	Managing Director	August 2008

Randy Takian	Managing Director	August 2008

Jinny Kim	Executive Director	August 2008

Name	Title with Sub-Adviser	Date Began Managing Fund
Justin Simpson	Managing Director	August 2008

Chris Callan	Executive Director	August 2008

The second and third paragraphs under the section of the Prospectus entitled "Fund Details—Fund Management" are hereby deleted and replaced with the following:

The Fund is managed by the Investment Committee. The Investment Committee consists of lead portfolio managers of the Underlying Funds and other investment professionals of the Investment Manager and the Sub-Adviser. Current members of the Investment Committee jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, Theodore R. Bigman, Federico L. Kaune, Ruchir Sharma, Randy Takian, Justin Simpson, Chris Callan and Jinny Kim.

Mr. Baurmeister has been associated with the Investment Manager in an investment management capacity since 1997. Mr. Bigman has been associated with the Investment Manager in an investment management capacity since 1995. Mr. Kaune has been associated with the Investment Manager in an investment management capacity since 2002. Mr. Simpson has been associated with the Sub-Adviser in an investment management capacity since November 2005. Mr. Simpson joined Morgan Stanley in 1990. Mr. Simpson was formerly director of interest rate and currency strategy and global economics and also had responsibility for the index and portfolio solutions team and the quantitative trading strategies team. Mr. Takian has been associated with the Investment Manager in an investment management capacity since August 2006. Prior to August 2006, Mr. Takian led the strategy and mergers and acquisitions team for the Global Wealth & Investment Management businesses of Banc of America. Mr. Callan has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Callan joined Morgan Stanley in 2004 and worked with the FX quantitative trading strategy team until March 2006. Ms. Kim has been associated with the Investment Manager in an investment management capacity since 1999.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MAOSPT3 3/10

March 16, 2010

Supplement

SUPPLEMENT DATED MARCH 16, 2010 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SERIES FUNDS—
MORGAN STANLEY ALTERNATIVE OPPORTUNITIES FUND
Dated November 30, 2009

The section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—G. Fund Management" is hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers

As of July 31, 2009:

Mr. Bigman managed 18 registered investment companies with a total of approximately $4.0 billion in assets; 15 pooled investment vehicles other than registered investment companies with a total of approximately $1.9 billion in assets; and 548 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $5.8 billion in assets. Of these other accounts, 13 accounts with a total of approximately $550.1 million in assets had performance-based fees.

Mr. Sharma managed 10 registered investment companies with a total of approximately $4.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $3.1 billion in assets; and 22 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $3.3 billion in assets. Of these other accounts, four accounts with a total of approximately $1.4 billion in assets had performance-based fees.

Mr. Simpson managed four registered investment companies with a total of approximately $177.3 million in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $18.0 million in assets; and no other accounts.

Mr. Takian managed one registered investment company; no pooled investment vehicles; and no other accounts.

Mr. Callan managed four registered investment companies with a total of approximately $177.3 million in assets; 12 pooled investment vehicles other than registered investment companies with a total of approximately $743.7 million in assets; and no other accounts.

Ms. Kim managed two registered investment companies with a total of approximately $695.7 million in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $386.2 million in assets; and no other accounts.

As of December 31, 2009:

Mr. Baurmeister managed 9 registered investment companies with a total of approximately $2.1 billion in assets; 22 pooled investment vehicles other than registered investment companies with a total of approximately $2.2 billion in assets; and 11 other accounts with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $118.8 million in assets had performance-based fees.

Mr. Kaune managed 9 registered investment companies with a total of approximately $2.1 billion in assets; 22 pooled investment vehicles other than registered investment companies with a total of approximately $2.2 billion in assets; and 11 other accounts with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $118.8 million in assets had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Manager and/or the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Manager and/or the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Manager's and/or the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Manager and/or the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Manager and/or the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Manager and/or the Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.